                                                                   Exhibit 99.1

                        Joint Filer Information

Name of Joint Filer:                        10X Capital SPAC Sponsor III LLC
Address of Joint Filer:                     c/o 10X Capital Venture Acquisition
                                            Corp. III
                                            1 World Trade Center, 85th Floor
                                            New York, New York 10007

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   10X Capital Venture Acquisition
                                            Corp. III [VCXB]

Date of Event Requiring Statement:
(Month/Day/Year):                           03/11/2022

Name of Joint Filer:                        10X Capital Advisors, LLC
Address of Joint Filer:                     c/o 10X Capital Venture Acquisition
                                            Corp. III
                                            1 World Trade Center, 85th Floor
                                            New York, New York 10007

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   10X Capital Venture Acquisition
Corp. III [VCXB]

Date of Event Requiring Statement:
(Month/Day/Year):                           03/11/2022

Name of Joint Filer:                        Hans Thomas

Address of Joint Filer:                     c/o 10X Capital Venture Acquisition
                                            Corp. III
                                            1 World Trade Center, 85th Floor
                                            New York, New York 10007

Relationship of Joint Filer to Issuer:      10% Owner, Officer (Chief Executive
                                            Officer), Director

Issuer Name and Ticker or Trading Symbol:   10X Capital Venture Acquisition
                                            Corp. III [VCXB]

Date of Event Requiring Statement:
(Month/Day/Year):                           03/11/2022

Name of Joint Filer:                        David Weisburd
Address of Joint Filer:                     c/o 10X Capital Venture Acquisition
                                            Corp. III
                                            1 World Trade Center, 85th Floor
                                            New York, New York 10007

Relationship of Joint Filer to Issuer:      10% Owner, Officer
                                            (Chief Operating Officer,
                                            Head of Origination), Director

Issuer Name and Ticker or Trading Symbol:   10X Capital Venture Acquisition
                                            Corp. III [VCXB]

Date of Event Requiring Statement:
(Month/Day/Year):                           03/11/2022